Exhibit 99.1

25 April 2023 | NYSE:NXRT

EARNINGS SUPPLEMENT: FIRST QUARTER 2023

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN THOMAS

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1
Cautionary Statement Regarding Forward-Looking Statements	2
Overview	3
Highlights of Recent Activity	4
Financial Summary	6
2023 Full Year Guidance	7
Components of Net Asset Value	8
Consolidated Balance Sheets	9
Consolidated Statements of Operations	10
NOI and Same Store NOI	11
Q1 Same Store Results	12
Q1 Same Store Properties Operating Metrics	14
QoQ Same Store Properties Operating Metrics	15
FFO, Core FFO and AFFO	16
Historical Capital Expenditures	17
Value-Add Program Details	18
Outstanding Debt Details	21
Debt Maturity Schedule	24
Historical Acquisition Details	25
Historical Disposition Details	26
Definitions and Reconciliations of Non-GAAP Measures	27

ROCKLEDGE APARTMENTS: MARIETTA, GA

OUTSIDE CLUBHOUSE UPON ACQUISITION

GARDEN AREA CONVERSION & CLUBHOUSE PAINT – COMPLETED IN 2023

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen Thomas

IR@nexpoint.com

(214) 276-6300

Media inquiries: Pro-NexPoint@prosek.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS FIRST QUARTER 2023 RESULTS

NXRT Refinances Venue on Camelback, Pays Down $17.5 million on Credit Facility and Executes Value-Add Strategy

Dallas, TX, April 25, 2023 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the first quarter ended March 31, 2023.

Highlights

•

NXRT[1] reported Net Loss, FFO[2], Core FFO[2] and AFFO[2] of $(3.9)M, $19.3M, $18.6M and $21.0M, respectively, attributable to common stockholders for the quarter ended March 31, 2023, compared to Net Loss, FFO, Core FFO and AFFO of $(4.7)M, $19.0M, $20.1M and $22.3M, respectively, attributable to common stockholders for the quarter ended March 31, 2022.

•

For the three months ended March 31, 2023, Q1 Same Store properties[3] average effective rent, total revenue and NOI[2] increased 13.3%, 11.1% and 9.4%, respectively and occupancy decreased 30 bps from the prior year period.

•	The weighted average effective monthly rent per unit across all 40 properties held as of March 31, 2023 (the “Portfolio”), consisting of 15,020 units[4], was $1,487, while physical occupancy was 94.0%.
•	NXRT paid a first quarter dividend of $0.42 per share of common stock on March 31, 2023.
•

During the first quarter, NXRT refinanced Venue on Camelback and paid down $17.5 million of the corporate credit facility through refinancing proceeds and available cash. As of March 31, 2023, there was $57.0 million in aggregate principal outstanding under our corporate credit facility.

•

During the first quarter, for the properties in our Portfolio, we completed 494 full and partial upgrades and leased 565 upgraded units, achieving an average monthly rent premium of $153 and a 21.2% ROI[5].

•

Since inception, for the properties currently in our Portfolio, we have completed 8,127 full and partial, 4,914 kitchen and laundry appliances and 10,423 technology packages, resulting in a $153, $47 and $45 average monthly rental increase per unit and a 21.8%, 65.6% and 37.4% ROI, respectively.

(1)	In this release, “we,” “us,” “our,” the “Company,” “NexPoint Residential Trust,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.
(2)

FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net loss, see the “Definitions and Reconciliations of Non-GAAP Measures” and “FFO, Core FFO and AFFO” sections of this release.

(3)

We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 36 properties encompassing 13,534 units of apartment space in our Same Store pool for the three months ended March 31, 2023 (our “Q1 Same Store” properties). The same store unit count excludes 107 units that are currently down due to casualty events (Rockledge: 22 units, Versailles: 17 units, Silverbrook: 16 units, Arbors of Brentwood: 16 units, Six Forks Station: 14 units, Bella Solara: 8 units, Versailles II: 7 units, Summers Landing: 4 units, Parc500: 2 unit and Avant at Pembroke Pines: 1 unit).

(4)

Total number of units owned in our Portfolio as of March 31, 2023 is 15,127, however 107 units are currently down due to casualty events (Rockledge: 22 units, Versailles: 17 units, Silverbrook: 16 units, Arbors of Brentwood: 16 units, Six Forks Station: 14 units, Bella Solara: 8 units, Versailles II: 7 units, Summers Landing: 4 units, Parc500: 2 unit and Avant at Pembroke Pines: 1 unit).

(5)	We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

NXRT.NEXPOINT.COM	Page 1

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

First Quarter 2023 Financial Results

•	Total revenues were $69.2 million for the first quarter of 2023, compared to $60.8 million for the first quarter of 2022.
•

Net loss for the first quarter of 2023 totaled $(3.9) million, or loss of $(0.15) per diluted share, which included $23.3 million of depreciation and amortization expense. This compared to net loss of $(4.7) million, or loss of $(0.18) per diluted share, for the first quarter of 2022, which included $23.7 million of depreciation and amortization expense.

•

The change in our net loss of $(3.9) million for the three months ended March 31, 2023 as compared to our net loss of $(4.7) million for the three months ended March 31, 2022 primarily relates to increases in rental income, partially offset by increases in depreciation and interest expense.

•	For the first quarter of 2023, NOI was $41.1 million on 40 properties, compared to $36.7 million for the first quarter of 2022 on 39 properties.
•	For the first quarter of 2023, Q1 Same Store NOI increased 9.4% to $37.8 million, compared to $34.5 million for the first quarter of 2022.
•	For the first quarter of 2023, FFO totaled $19.3 million, or $0.74 per diluted share, compared to $19.0 million, or $0.73 per diluted share, for the first quarter of 2022.
•	For the first quarter of 2023, Core FFO totaled $18.6 million, or $0.71 per diluted share, compared to $20.1 million, or $0.77 per diluted share, for the first quarter of 2022.
•	For the first quarter of 2023, AFFO totaled $21.0 million, or $0.81 per diluted share, compared to $22.3 million, or $0.85 per diluted share, for the first quarter of 2022.

First Quarter Earnings Conference Call

NexPoint Residential Trust, Inc., ("NXRT" or the "Company"), (NYSE:NXRT) will host a call on Tuesday, April 25, 2023, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its first quarter 2023 financial results. The conference call can be accessed live over the phone by dialing 888-660-4430 or, for international callers, +1 646-960-0537 and using passcode Conference ID: 5001576.  A live audio webcast of the call will be available online at the Company's website, nxrt.nexpoint.com (under "Resources").  An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

A replay of the conference call will also be available through Tuesday, May 9, 2023, by dialing 800-770-2030 or, for international callers, +1 647-362-9199 and entering passcode 5001576.

About NXRT

NexPoint Residential Trust is a publicly traded REIT, with its shares listed on the New York Stock Exchange under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “should,” “plan” and similar expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, NXRT’s room for future rent growth, forecasted submarket deliveries, NXRT’s guidance for financial results for the full year 2023, including earnings per diluted share, Core FFO per diluted share, same store rental income, same store total revenue and same store NOI, interest expense, and the related components and assumptions, including expected acquisitions and dispositions, expected same store pool, shares outstanding and same store growth projections, NXRT’s net asset value and the related components and assumptions, estimated value-add expenditures, debt payments, outstanding debt and shares outstanding, net income and NOI guidance for the second quarter and full year 2023 and the related assumptions, planned value-add programs, including projected average rent, rent change and return on investment, expected settlement of interest rate swaps and the effect on the debt maturity schedule, rehab budgets and expected acquisitions and dispositions and related timing. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

NXRT.NEXPOINT.COM	Page 2

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC: FIRST QUARTER 2023 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE:NXRT
Share Price (1)	$43.82
Insider Ownership (2)	13.07%
2023 Q2 Dividend Per Share	$0.42
Dividend Yield (1)	3.83%
Shares outstanding - basic (3)	25,599
Shares outstanding - diluted (3)	25,599

(1)	As of the close of market trading on April 24, 2023.
(2)	As of the close of market trading on March 31, 2023.
(3)	Weighted average for the three months ended March 31, 2023.

Portfolio Composition by Market

Market	% of Units
Dallas/Fort Worth	17.1%
Phoenix	13.3%
South Florida	13.0%
Atlanta	11.2%
Nashville	8.8%
Orlando	7.8%
Las Vegas	7.7%
Charlotte	7.1%
Houston	6.1%
Raleigh	4.1%
Tampa	3.8%
Total	100.0%

Revenue & Average Rent Per Unit	Stock Price Performance (Since Inception; 4/1/2015)

Revenue ($000s)
$70,000
$60,000
$50,000
$40,000
$30,000
$1,500
$1,250
$1,000
$750
1Q20
4Q20
3Q21
2Q22
1Q23

NXRT Stock Price
NXRT Stock Price + Accumulated Dividends
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
SIGNIFICANT APPRECIATION
+278.4%
Apr-15
Dec-17
Aug-20
Apr-23

NXRT.NEXPOINT.COM	Page 3

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Recent Activity

NXRT Q1 2023 NEW LEASES & RENEWALS

Market	New Leases	% Increase	Rent Increase	Renewals	% Increase	Rent Increase
South Florida	286	9.8%	$188.04	297	6.6%	$127.33
Atlanta	169	9.7%	$136.40	203	3.5%	$51.08
Orlando	184	5.2%	$76.88	129	5.7%	$85.50
Tampa	90	3.3%	$45.80	52	5.8%	$79.69
Charlotte	151	2.9%	$34.97	129	3.3%	$42.34
Raleigh/Durham	61	2.9%	$38.66	76	7.6%	$104.91
Nashville	167	2.3%	$27.67	158	3.2%	$40.99
Dallas/Fort Worth	329	2.0%	$78.94	295	7.0%	$84.36
Phoenix	334	-0.7%	$(12.34)	241	3.1%	$44.77
Houston	138	-2.9%	$(39.52)	79	3.0%	$38.19
Las Vegas	191	-4.5%	$(62.82)	136	2.0%	$27.43
TOTAL	2,100	2.8%	$53.22	1,795	4.8%	$70.03

ROOM FOR FUTURE RENT GROWTH

(1)	Source: RealPage as of March 31, 2023.
(2)	Source: Average of Invitation Homes and American Homes 4 Rent. Average effective rent per market based on recent public filings as of December 31, 2022.

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORECASTED SUBMARKET DELIVERIES (1)

Market	Submarket	Property	NXRT Unit Exposure	2022 Q4 Inventory	2023 Deliveries	2024 Deliveries	2025 Deliveries	3-year Deliveries	3-year % Growth
Atlanta	Southeast Marietta	Rockledge	708	13,936	90	0	0	90	0.6%
Atlanta	Southeast Marietta	The Preserve at Terrell Mill	752	13,936	90	0	0	90	0.6%
Atlanta	Sandy Springs	The Adair	232	20,138	50	364	0	414	2.1%
Charlotte	Huntersville/Cornelius	The Verandas at Lake Norman	264	7,916	190	532	0	722	9.1%
Charlotte	Matthews/Southeast Charlotte	Creekside at Matthews	240	11,305	414	0	0	414	3.7%
Charlotte	Myers Park	Timber Creek	352	12,580	539	640	68	1,247	9.9%
Charlotte	North Charlotte	Radbourne Lake	225	16,693	2,622	3,317	214	6,153	36.9%
Dallas/Fort Worth	East Fort Worth	The Venue at 8651	333	13,057	0	0	0	0	0.0%
Dallas/Fort Worth	Far North Dallas	Versailles	388	29,558	76	821	0	897	3.0%
Dallas/Fort Worth	Far North Dallas	Versailles II	242	29,558	76	821	0	897	3.0%
Dallas/Fort Worth	Grand Prairie	Silverbrook	642	23,006	2,607	1,049	0	3,656	15.9%
Dallas/Fort Worth	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	33,563	0	0	0	0	0.0%
Dallas/Fort Worth	Hurst/Euless/Bedford	Summers Landing	196	33,563	0	0	0	0	0.0%
Dallas/Fort Worth	Oak Lawn/Park Cities	Atera	380	20,522	247	0	654	901	4.4%
Dallas/Fort Worth	Richardson	Cutters Point	196	19,253	711	0	384	1,095	5.7%
Houston	Westchase	Old Farm	734	29,786	165	246	84	495	1.7%
Houston	Westchase	Stone Creek at Old Farm	190	29,786	165	246	84	495	1.7%
Las Vegas	Northwest Las Vegas	Bella Solara	320	19,927	420	830	158	1,408	7.1%
Las Vegas	Northwest Las Vegas	Bloom	528	19,927	420	830	158	1,408	7.1%
Las Vegas	Southwest Las Vegas	Torreyana	316	18,601	1,254	2,462	0	3,716	20.0%
Nashville	East Nashville	Residences at Glenview Reserve	360	13,630	542	853	459	1,854	13.6%
Nashville	South Nashville	Arbors of Brentwood	346	16,291	713	470	0	1,183	7.3%
Nashville	South Nashville	Brandywine	632	16,291	713	470	0	1,183	7.3%
Orlando	East Orlando	The Cornerstone	430	21,503	496	428	0	924	4.3%
Orlando	Northwest Orlando	Residences at West Place	342	16,669	163	887	0	1,050	6.3%
Orlando	South Orange County	Sabal Palm at Lake Buena Vista	400	29,797	2,787	2,449	555	5,791	19.4%
Phoenix	Chandler	Fairways at San Marcos	352	24,682	1,182	678	0	1,860	7.5%
Phoenix	North Central Phoenix	Heritage	204	25,275	1,533	368	105	2,006	7.9%
Phoenix	North Central Phoenix	The Venue on Camelback	415	25,275	1,533	368	105	2,006	7.9%
Phoenix	Northeast Phoenix	Bella Vista	248	21,680	196	886	0	1,082	5.0%
Phoenix	South Tempe	Enclave	204	17,326	269	134	0	403	2.3%
Phoenix	Southwest Mesa	Madera Point	256	17,904	252	36	0	288	1.6%
Phoenix	West Phoenix	Estates on Maryland	330	15,465	0	0	0	0	0.0%
Raleigh/Durham	Far North Raleigh	Six Forks Station	323	11,019	1,439	604	0	2,043	18.5%
Raleigh/Durham	North Cary/Morrisville	High House at Cary	302	20,049	685	1,726	0	2,411	12.0%
South Florida	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	25,505	1,234	57	0	1,291	5.1%
South Florida	West Palm Beach	Parc500	217	30,915	2,128	1,412	55	3,595	11.6%
South Florida	West Palm Beach	Seasons 704	222	30,915	2,128	1,412	55	3,595	11.6%
Tampa	Egypt Lake/Lowry Park	Courtney Cove	324	12,846	0	0	0	0	0.0%
Tampa	Temple Terrace	The Summit at Sabal Park	252	16,008	0	0	0	0	0.0%
Totals/Averages			**15,127**	**626,405**	**23,004**	**21,249**	**2,736**	**46,989**	**7.5%**

(1)	Source: 2023 RealPage, Inc.; Data as of March 2023.

NXRT.NEXPOINT.COM	Page 5

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	Q1 2023	Q1 2022	FY 2022	FY 2021
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization	$1,120,000	$2,321,000	$1,112,000	$2,138,000
Share Price (as of the last day of the period)	$43.67	$90.31	$43.52	$83.83
Weighted average common shares outstanding - basic	25,599	25,620	25,610	25,170
Weighted average common shares outstanding - diluted	25,599	25,620	25,610	25,760

Earnings Profile
Total revenues	$69,227	$60,786	$263,952	$219,240
Net income (loss) attributable to common stockholders	(3,883)	(4,653)	(9,260)	23,037
NOI (1)	41,130	36,673	157,424	128,763
Same Store NOI (2)	37,750	34,520	129,279	111,265
Same Store NOI Growth (%) (2)	9.4%		16.2%

Earnings Metrics Per Common Share (diluted basis)
Earnings (loss)	$(0.15)	$(0.18)	$(0.36)	$0.89
FFO (1)	$0.74	$0.73	$2.81	$2.47
Core FFO (1)	$0.71	$0.77	$3.13	$2.43
AFFO (1)	$0.81	$0.85	$3.49	$2.75
Dividends declared per common share	$0.42	$0.38	$1.56	$1.40
Net Income (Loss) Coverage (3)	-0.36x	-0.47x	-0.23x	0.63x
FFO Coverage (3)	1.76x	1.91x	1.80x	1.76x
Core FFO Coverage (3)	1.70x	2.02x	2.01x	1.73x
AFFO Coverage (3)	1.92x	2.25x	2.24x	1.96x

Portfolio
Total Properties	40	39	40	39
Total Units (4)	15,020	14,776	15,096	14,825
Occupancy	94.0%	94.2%	94.1%	94.3%
Average Effective Monthly Rent per Unit	$1,487	$1,310	$1,480	$1,261

Same Store Portfolio Metrics (2)
Total Same Store Properties	36	36	31	31
Total Same Store Units	13,534	13,593	12,210	12,286
Occupancy	94.0%	94.3%	94.1%	94.3%
Average Effective Monthly Rent per Unit	$1,494	$1,319	$1,493	$1,267

Value-Add Program
Completed Full/Partial Interior Rehab Units	494	531	2,409	1,264
Cumulative Completed Rehab Units (5)	8,127
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$153
ROI on Post-Rehab Units	21.8%

Outstanding Debt Summary
Total Mortgage Debt	$1,621,634	$1,280,765
Credit Facilities	57,000	335,000
Total Debt Outstanding	$1,678,634	$1,615,765
Leverage Ratio (Net Debt to Enterprise Value) (6)	60%	39%

(1)

For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.

(2)

We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. For additional information regarding our Q1 Same Store properties, see the “Q1 Same Store Results” section of this release.

(3)

Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.

(4)	Total units owned as of March 31, 2023 is 15,127, however 107 units are currently excluded due to fires and water damage.
(5)	Inclusive of all full and partial interior upgrades completed through March 31, 2023. Cumulative results exclude rehabs completed for properties sold through March 31, 2023.
(6)	For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

NXRT.NEXPOINT.COM	Page 6

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2023 Full Year Guidance Summary

NXRT is updating 2023 guidance ranges for earnings per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expenses, Same Store NOI, interest expense and its related components, and reaffirming Acquisitions and Dispositions as follows (dollars in millions, except per share amounts):

	Guidance Range (1)
	Low-End	Mid-Point	High-End	Prior Mid-Point
Earnings (loss) per diluted share (2)	$0.86	$1.00	$1.14	$1.08
Core FFO per diluted share (2) (3)	$2.92	$3.06	$3.20	$3.09

Same Store Growth: (4)
Rental Income	10.5%	11.3%	12.1%	11.5%
Total Revenue	10.1%	10.8%	11.6%	10.9%
Total Expenses (5)	11.4%	10.6%	9.9%	10.7%
Same Store NOI (3)	9.2%	11.0%	12.8%	11.0%

Components to Interest Expense:
Interest Expense on Mortgage Debt	$(100.0)	$(102.6)	$(105.1)	$(103.8)
Interest Expense on Revolver	$(2.5)	$(2.5)	$(2.5)	$(2.1)
Deferred Financing Cost & Discount Amortization	$(3.0)	$(3.0)	$(3.0)	$(3.0)
Interest Rate Swap Settlement	$43.9	$45.8	$47.7	$46.6
Mark to Market – Fair Value of Rate Caps	$(3.5)	$(1.9)	$(0.3)	$1.4
Total Interest Expense	$(65.1)	$(64.2)	$(63.2)	$(60.9)

Other Considerations: (5)
Acquisitions	$—	$125.0	$250.0	$125.0
Dispositions	$—	$125.0	$250.0	$125.0
(1)

Full Year 2023 guidance forecast includes Same Store growth projections presented above, which takes into effect the held for sale properties of Old Farm and Stone Creek at Old Farm, thereby removing those assets from the Full Year 2023 expected Same Store pool.

(2)	Weighted average diluted share count estimate for full year 2023 is approximately 26.3 million.
(3)

Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2023 Same Store NOI and Core FFO guidance to net loss guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

(4)	Year-over-year growth for the Full Year 2023 expected Same Store pool (36 properties).
(5)

We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the earnings per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2023 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 7

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	12.7%	5.0%	5.3%	$405,437	$439,476

North Carolina
Raleigh	3.8%	5.0%	5.3%	121,073	131,238
Charlotte	6.8%	5.0%	5.3%	$216,551	$234,731

Georgia
Atlanta	8.5%	5.0%	5.3%	$270,104	$292,780

Tennessee
Nashville	11.7%	5.0%	5.3%	$373,011	$404,327

Florida
Orlando	8.1%	5.0%	5.3%	$256,980	$278,554
Tampa	4.4%	5.0%	5.3%	$138,415	$150,036
South Florida	18.5%	5.0%	5.3%	$586,904	$636,177

Nevada
Las Vegas	8.8%	5.0%	5.3%	$282,505	$306,223

Arizona
Phoenix	16.7%	5.0%	5.3%	$529,711	$574,182
Total / Ave	100.0%	5.0%	5.3%	$3,180,691	$3,447,724

NAV SUMMARY

Component	Min	Max
Tangible Assets
Real Estate (2)	$3,180,691	$3,447,724
Cash	14,142
Restricted Cash - Renovation Reserves (4)	6,988
Renovation Expenditures (4)	(6,988)
Cash Adjustments (5)	(314)
Fair Market Value of Interest Rate Swaps	86,234
Other Assets	52,580
Houston Gross Sale Proceeds (6)	135,000
Value of Assets	$3,468,333	$3,735,366

Tangible Liabilities
Credit Facility (7)	$57,000
Mortgage Debt	1,621,634
Total Outstanding Debt	1,678,634
Forward 12-month Principal Payments	(314)
Total Outstanding Debt (FY 2023 Est.)	1,678,320
Other Tangible Liabilities (at Book)	36,768
Value of Liabilities	$1,715,088
Net Leverage (mid-point)	48%
Net Asset Value	$1,753,245	$2,020,278
Shares outstanding - diluted (FY 2023 Est.)	26,300
Est. NAV / Share	$66.66	$76.82
NAV / Share (mid-point)	$71.74

NOI ESTIMATE

Q4 2022 NOI Actual	41,777
Q1 2023 NOI Actual	41,130
	Low	High
Estimated Q2 2023 NOI Guidance (3)	40,732	42,562
2023 NOI Guidance (3)	$166,986	$172,386

IMPLIED VALUATION METRICS

	Min	Max
Implied Real Estate Value	$3,180,691	$3,447,724
No. of Units (March 31, 2023) (2)	15,127
Implied Value/Apartment Unit	$210.3	$227.9
Implied Value/Apartment Unit (mid-point)	$219.1

(1)	Management estimates based on independent third-party review of our properties.
(2)	Estimated value ranges are presented for the existing portfolio (40 properties as of as of March 31, 2023).
(3)

The Company anticipates net income will be in the range between approximately $22.4 million and $29.8 million for the full year 2023 and between $33.8 million and 37.8 million for the second quarter of 2023. FY 2023 NOI Guidance considers the forecast dispositions of Old Farm and Stone Creek at Old Farm and considers a commensurate volume of capital recycling.

(4)	Includes approximately $7.0 million that is held for value-add upgrades; reduced by $7.0 million for estimated 2023 rehab expenditures.
(5)	Includes approximately $0.3 million in forward 12-month principal payments.
(6)	Old Farm and Stone Creek at Old Farm are under a binding sales contract and expected to close in the first half of the year.
(7)	Includes outstanding balance of March 31, 2023.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2023	December 31, 2022
	(Unaudited)
ASSETS
Operating Real Estate Investments
Land	$378,417	$378,438
Buildings and improvements	1,764,796	1,760,782
Construction in progress	13,174	10,622
Furniture, fixtures and equipment	162,048	152,529
Total Gross Operating Real Estate Investments	2,318,435	2,302,371
Accumulated depreciation and amortization	(372,378)	(349,276)
Total Net Operating Real Estate Investments	1,946,057	1,953,095
Real estate held for sale, net of accumulated depreciation of $22,017 and $22,017, respectively	89,848	89,457
Total Net Real Estate Investments	2,035,905	2,042,552
Cash and cash equivalents	14,142	16,762
Restricted cash	32,933	35,037
Accounts receivable, net	18,522	17,121
Prepaid and other assets	8,113	10,425
Fair value of interest rate swaps	86,234	103,440
TOTAL ASSETS	$2,195,849	$2,225,337

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,541,531	$1,526,828
Mortgages payable held for sale, net	68,040	68,016
Credit facility, net	55,419	72,644
Accounts payable and other accrued liabilities	13,722	12,325
Accrued real estate taxes payable	8,655	7,232
Accrued interest payable	9,049	7,946
Security deposit liability	3,202	3,200
Prepaid rents	2,140	1,849
Total Liabilities	1,701,758	1,700,040

Redeemable noncontrolling interests in the Operating Partnership	6,058	5,631

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,657,723 and 25,549,319 shares issued and outstanding, respectively	256	255
Additional paid-in capital	405,847	405,376
Accumulated earnings less dividends	(3,084)	11,880
Accumulated other comprehensive income	85,014	102,155
Total Stockholders' Equity	488,033	519,666
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,195,849	$2,225,337

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended March 31,
	2023	2022
Revenues
Rental income	$67,537	$59,297
Other income	1,690	1,489
Total revenues	69,227	60,786
Expenses
Property operating expenses	13,266	13,596
Real estate taxes and insurance	10,020	8,720
Property management fees (1)	2,027	1,757
Advisory and administrative fees (2)	1,889	1,843
Corporate general and administrative expenses	3,367	3,486
Property general and administrative expenses	2,270	2,006
Depreciation and amortization	23,266	23,718
Total expenses	56,105	55,126
Operating income	13,122	5,660
Interest expense	(16,739)	(10,636)
Gain on extinguishment of debt and modification costs	122	—
Casualty gain (loss)	(814)	128
Miscellaneous income	411	181
Net loss	(3,898)	(4,667)
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(15)	(14)
Net loss attributable to common stockholders	$(3,883)	$(4,653)
Other comprehensive income (loss)
Unrealized gains (losses) on interest rate derivatives	(17,206)	54,579
Total comprehensive income (loss)	(21,104)	49,912
Comprehensive income (loss) attributable to redeemable noncontrolling interests in the Operating Partnership	(80)	150
Comprehensive income (loss) attributable to common stockholders	$(21,024)	$49,762

Weighted average common shares outstanding - basic	25,599	25,620
Weighted average common shares outstanding - diluted	25,599	25,620

Loss per share - basic	$(0.15)	$(0.18)
Loss per share - diluted	$(0.15)	$(0.18)
(1)	Fees incurred to an unaffiliated third party that is an affiliate of the noncontrolling limited partner of the Operating Partnership (the “OP”).
(2)	Fees incurred to the Company’s adviser.

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI for the Three Months Ended March 31, 2023 and 2022

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI and our Q1 Same Store NOI for the three months ended March 31, 2023 and 2022 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended March 31,
		2023	2022
Net loss		$(3,898)	$(4,667)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		1,889	1,843
Corporate general and administrative expenses		3,367	3,486
Casualty-related expenses/(recoveries)	(1)	(1,706)	1,047
Casualty gains		814	(128)
Property general and administrative expenses	(2)	781	738
Depreciation and amortization		23,266	23,718
Interest expense		16,739	10,636
Gain on extinguishment of debt and modification costs		(122)	—
NOI		$41,130	$36,673
Less Non-Same Store
Revenues		(6,579)	(4,403)
Operating expenses		3,199	2,302
Operating income		—	(52)
Same Store NOI		$37,750	$34,520
(1)	Adjustment to net loss to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)

Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q1 Same Store Results of Operations for the Three Months Ended March 31, 2023 and 2022

There are 36 properties encompassing 13,534 units of apartment space, or approximately 89.5% of our Portfolio, in our same store pool for the three months ended March 31, 2023 and 2022 (our “Q1 Same Store” properties). Our Q1 Same Store properties exclude the following 4 properties in our Portfolio as of March 31, 2023: Old Farm, Stone Creek at Old Farm, The Adair and Estates on Maryland as well as the 107 units mentioned on page 1 that are currently down.

As of March 31, 2023, our Q1 Same Store properties were approximately 94.0% leased with a weighted average monthly effective rent per occupied apartment unit of $1,494, a year-over-year decrease of 30 bps and increase of $175, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended March 31, 2023 and 2022 for our Q1 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended March 31,
	2023	2022	$ Change	% Change
Revenues
Same Store
Rental income	$61,149	$54,963	$6,186	11.3%
Other income	1,499	1,420	79	5.6%
Same Store revenues	62,648	56,383	6,265	11.1%
Non-Same Store
Rental income	6,388	4,334	2,054	47.4%
Other income	191	69	122	N/M
Non-Same Store revenues	6,579	4,403	2,176	49.4%
Total revenues	69,227	60,786	8,441	13.9%

Operating expenses
Same Store
Property operating expenses (1)	13,376	11,587	1,789	15.4%
Real estate taxes and insurance	8,781	7,632	1,149	15.1%
Property management fees (2)	1,827	1,627	200	12.3%
Property general and administrative expenses (3)	1,325	1,146	179	15.6%
Same Store operating expenses	25,309	21,992	3,317	15.1%
Non-Same Store
Property operating expenses (4)	1,596	962	634	N/M
Real estate taxes and insurance	1,239	1,088	151	13.9%
Property management fees (2)	200	130	70	N/M
Property general and administrative expenses (5)	164	122	42	34.4%
Non-Same Store operating expenses	3,199	2,302	897	39.0%
Total operating expenses	28,508	24,294	4,214	17.3%

Operating income
Same Store
Miscellaneous income	411	129	282	N/M
Non-Same Store
Miscellaneous income	—	52	(52)	N/M
Total operating income	411	181	230	N/M

NOI
Same Store	37,750	34,520	3,230	9.4%
Non-Same Store	3,380	2,153	1,227	N/M
Total NOI (6)	$41,130	$36,673	$4,457	12.2%
(1)	For the three months ended March 31, 2023 and 2022, excludes approximately $1,712,000 and $1,562,000, respectively, of casualty-related recoveries.
(2)	Fees incurred to an unaffiliated third party that is an affiliate of the noncontrolling limited partner of the OP.
(3)

For the three months ended March 31, 2023 and 2022, excludes approximately $695,000 and $694,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(4)	For the three months ended March 31, 2023 and 2022, excludes approximately $6,000 and $2,609,000, respectively, of casualty-related expenses.
(5)

For the three months ended March 31, 2023 and 2022, excludes approximately $86,000 and $44,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

(6)	For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q1 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended March 31, 2023 and 2022 (dollars in thousands, except for per unit data):

	Q1 2023	Q1 2022	% Change
Same Store Total Units	13,534	13,593
Same Store Occupied Units	12,718	12,815
Same Store Ending Occupancy	94.0%	94.3%	-0.3%
Same Store Average Rent per Unit	$1,494	$1,319	13.3%

Same Store Revenues
Same Store Rental Income	$61,149	$54,963	11.3%
Same Store Other Income	1,499	1,420	5.6%
Total Same Store Revenues	62,648	56,383	11.1%

Same Store Operating Expenses
Payroll	5,358	4,647	15.3%
Repairs & Maintenance	5,291	4,322	22.4%
Utilities	2,727	2,618	4.2%
Real Estate Taxes	7,364	6,366	15.7%
Insurance	1,417	1,266	11.9%
Property Management Fees	1,827	1,627	12.3%
Office Operations	961	798	20.4%
Marketing	364	348	4.6%
Total Same Store Operating Expenses	25,309	21,992	15.1%

Same Store Operating Income
Miscellaneous income	411	129	N/M
Total Same Store Operating Income	411	129	N/M

Q1 Same Store NOI	$37,750	$34,520	9.4%

NXRT.NEXPOINT.COM	Page 13

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q1 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q1 2023	Q1 2022	% Change	Q1 2023	Q1 2022	bps ∆	Q1 2023	Q1 2022	% Change
Texas
Dallas	2,543	$1,271	$1,133	12.2%	93.1%	93.8%	-70	$9,966	$9,301	7.1%
Average/Total	2,543	1,271	1,133	12.2%	93.1%	93.8%	-70	9,966	9,301	7.1%

North Carolina
Charlotte	1,081	1,352	1,230	9.9%	92.0%	93.9%	-190	4,257	3,909	8.9%
Raleigh/Durham	611	1,420	1,308	8.6%	94.9%	92.3%	260	2,576	2,398	7.4%
Average/Total	1,692	1,377	1,259	9.4%	93.1%	93.3%	-20	6,833	6,307	8.3%

Georgia
Atlanta	1,438	1,453	1,311	10.8%	92.1%	94.6%	-250	6,074	5,520	10.0%
Average/Total	1,438	1,453	1,311	10.8%	92.1%	94.6%	-250	6,074	5,520	10.0%

Tennessee
Nashville	1,322	1,329	1,160	14.6%	94.2%	94.9%	-70	5,587	4,931	13.3%
Average/Total	1,322	1,329	1,160	14.6%	94.2%	94.9%	-70	5,587	4,931	13.3%

Florida
Orlando	1,172	1,578	1,344	17.4%	94.9%	95.2%	-30	5,422	4,828	12.3%
Tampa	576	1,430	1,216	17.6%	95.5%	93.9%	160	2,530	2,096	20.7%
South Florida	1,956	2,013	1,723	16.8%	95.4%	94.9%	50	12,010	10,433	15.1%
Average/Total	3,704	1,785	1,524	17.1%	95.2%	94.9%	30	19,962	17,357	15.0%

Arizona
Phoenix	1,679	1,499	1,335	12.3%	95.1%	95.3%	-20	8,034	7,089	13.3%
Average/Total	1,679	1,499	1,335	12.3%	95.1%	95.3%	-20	8,034	7,089	13.3%

Nevada
Las Vegas	1,156	1,430	1,328	7.7%	93.5%	92.3%	120	4,693	4,458	5.3%
Average/Total	1,156	1,430	1,328	7.7%	93.5%	92.3%	120	4,693	4,458	5.3%

Average/Total	13,534	$1,494	$1,319	13.3%	94.0%	94.3%	-30	$61,149	$54,963	11.3%
(1)	This table only includes the 36 properties in our Q1 Same Store pool.

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q1 2023	Q4 2022	% Change	Q1 2023	Q4 2022	bps ∆	Q1 2023	Q4 2022	% Change
Texas
Dallas	2,543	$1,271	$1,264	0.6%	93.1%	94.3%	-120	$9,966	$10,058	-0.9%
Average/Total	2,543	1,271	1,264	0.6%	93.1%	94.3%	-120	9,966	10,058	-0.9%

North Carolina
Charlotte	1,081	1,352	1,328	1.8%	92.0%	94.6%	-260	4,257	4,260	-0.1%
Raleigh/Durham	611	1,420	1,427	-0.5%	94.9%	95.0%	-10	2,576	2,604	-1.1%
Average/Total	1,692	1,377	1,364	1.0%	93.1%	94.7%	-160	6,833	6,864	-0.5%

Georgia
Atlanta	1,438	1,453	1,449	0.3%	92.1%	93.8%	-170	6,074	6,194	-1.9%
Average/Total	1,438	1,453	1,449	0.3%	92.1%	93.8%	-170	6,074	6,194	-1.9%

Tennessee
Nashville	1,322	1,329	1,312	1.3%	94.2%	94.9%	-70	5,587	5,481	1.9%
Average/Total	1,322	1,329	1,312	1.3%	94.2%	94.9%	-70	5,587	5,481	1.9%

Florida
Orlando	1,172	1,578	1,568	0.6%	94.9%	92.7%	220	5,422	5,059	7.2%
Tampa	576	1,430	1,431	-0.1%	95.5%	94.3%	120	2,530	2,425	4.3%
South Florida	1,956	2,013	1,997	0.8%	95.4%	95.0%	40	12,009	11,684	2.8%
Average/Total	3,704	1,785	1,773	0.7%	95.2%	94.2%	100	19,961	19,168	4.1%

Arizona
Phoenix	1,679	1,499	1,491	0.5%	95.1%	94.7%	40	8,034	7,930	1.3%
Average/Total	1,679	1,499	1,491	0.5%	95.1%	94.7%	40	8,034	7,930	1.3%

Nevada
Las Vegas	1,156	1,430	1,455	-1.7%	93.5%	91.1%	240	4,694	4,816	-2.5%
Average/Total	1,156	1,430	1,455	-1.7%	93.5%	91.1%	240	4,694	4,816	-2.5%

Average/Total	13,534	$1,494	$1,485	0.6%	94.0%	94.1%	-10	$61,149	$60,511	1.1%

(1)	This table only includes the 36 properties in our Q1 Same Store pool.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net loss, the most directly comparable GAAP financial measure, for the three months ended March 31, 2023 and 2022 (in thousands, except per share amounts):

		For the Three Months Ended March 31,
		2023	2022	% Change
Net loss		$(3,898)	$(4,667)	16.5%
Depreciation and amortization		23,266	23,718	-1.9%
Adjustment for noncontrolling interests		(73)	(57)	28.1%
FFO attributable to common stockholders		19,295	18,994	1.6%

FFO per share - basic		$0.75	$0.74	1.7%
FFO per share - diluted		$0.74	$0.73	2.0%

Gain on extinguishment of debt and modification costs		(122)	—	0.0%
Casualty-related expenses/(recoveries)		(1,706)	1,047	N/M
Casualty loss (gain)		814	(128)	N/M
Amortization of deferred financing costs - acquisition term notes		330	182	N/M
Adjustment for noncontrolling interests		2	(4)	N/M
Core FFO attributable to common stockholders		18,613	20,091	-7.4%

Core FFO per share - basic		$0.73	$0.78	-7.3%
Core FFO per share - diluted		$0.71	$0.77	-6.9%

Amortization of deferred financing costs - long term debt		438	386	13.4%
Equity-based compensation expense		1,966	1,876	4.8%
Adjustment for noncontrolling interests		(9)	(7)	28.6%
AFFO attributable to common stockholders		21,008	22,346	-6.0%

AFFO per share - basic		$0.82	$0.87	-5.9%
AFFO per share - diluted		$0.81	$0.85	-5.6%

Weighted average common shares outstanding - basic		25,599	25,620	-0.1%
Weighted average common shares outstanding - diluted	(1)	26,075	26,193	-0.5%

Dividends declared per common share		$0.420	$0.380	10.5%

Net loss Coverage - diluted	(2)	-0.36x	-0.47x	-24.6%
FFO Coverage - diluted	(2)	1.76x	1.91x	-7.7%
Core FFO Coverage - diluted	(2)	1.70x	2.02x	-15.8%
AFFO Coverage - diluted	(2)	1.92x	2.25x	-14.6%
(1)	The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(2)	Indicates coverage ratio of Net Loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 16

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	Q1 2023	Q1 2022	% Change
($ in thousands)
Capital Expenditures
Acquisition Capital Expenditures	$—	$—	N/A

Capitalized Rehab Expenditures
Interior	7,309	4,714	55.0%
Exterior and common area	4,007	917	337.0%

Capitalized Maintenance Expenditures
Recurring	2,680	2,043	31.2%
Non-Recurring	2,294	1,200	91.2%

Total Capital Expenditures	$16,290	$8,874	83.6%

Value-Add Program Details: Interiors (Full & Partials)

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	130	$1,245	$1,438	$9,880	15.5%	23.4%
Arbors on Forest Ridge	210	175	803	904	4,379	12.7%	27.9%
Atera Apartments	380	223	1,176	1,325	3,265	12.6%	54.6%
Avant at Pembroke Pines	1,520	520	1,765	2,030	15,815	15.0%	20.1%
Bella Solara	320	110	1,283	1,445	10,814	12.6%	18.0%
Bella Vista	248	186	1,451	1,599	10,302	10.1%	17.1%
Bloom	528	131	1,265	1,422	14,227	12.4%	13.2%
Brandywine I & II	632	448	1,041	1,207	9,414	16.0%	21.2%
Courtney Cove	324	247	926	1,030	4,933	11.3%	25.4%
Creekside at Matthews	240	64	1,333	1,514	10,696	13.6%	20.4%
Cutter's Point	196	152	981	1,109	6,021	12.9%	25.3%
Estates on Maryland	330	75	1,260	1,448	10,491	14.9%	21.5%
Fairways of San Marcos	352	123	1,511	1,698	10,833	12.4%	20.8%
High House at Cary	302	59	1,337	1,579	10,160	18.1%	28.6%
Madera Point	256	254	865	975	4,282	12.7%	30.9%
Parc500	217	203	1,270	1,459	13,793	14.8%	16.4%
Radbourne Lake	225	351	1,057	1,113	1,920	5.3%	35.2%
Residences at Glenview Reserve	360	198	1,132	1,330	12,284	17.5%	19.4%
Residences at West Place	342	124	1,478	1,675	10,925	13.3%	21.6%
Rockledge Apartments	708	406	1,205	1,408	10,435	16.8%	23.3%
Sabal Palm at Lake Buena Vista	400	80	1,592	1,822	13,105	14.4%	21.1%
Seasons 704 Apartments	222	225	1,187	1,317	6,695	11.0%	23.3%
Silverbrook	642	482	803	889	4,086	10.8%	25.5%
Six Forks Station	323	81	1,181	1,418	12,288	20.1%	23.2%
Summers Landing	196	36	1,017	1,209	7,821	18.8%	29.3%
Summit at Sabal Park	252	231	980	1,082	5,782	10.4%	21.1%
The Adair	232	85	1,715	2,000	12,042	16.6%	28.3%
The Cornerstone	430	478	1,043	1,134	4,758	8.7%	23.0%
The Enclave	204	155	1,443	1,627	9,604	12.8%	23.0%
The Heritage	204	166	1,396	1,538	9,901	10.1%	17.2%
The Preserve at Terrell Mill	752	677	857	1,021	10,518	19.2%	18.7%
The Verandas at Lake Norman	264	52	1,404	1,597	10,640	13.8%	21.8%
The Venue on Camelback	415	247	764	1,017	9,775	33.1%	31.0%
Timber Creek	352	246	893	1,037	7,415	16.1%	23.2%
Torreyana Apartments	316	43	1,494	1,614	12,608	8.0%	11.4%
Venue at 8651	333	290	818	928	6,842	13.5%	19.3%
Versailles	388	302	804	902	6,101	12.2%	19.3%
Versailles II	242	72	961	1,087	4,726	13.1%	32.0%
Total/Weighted Average	14,203	8,127	$1,101	$1,254	$8,407	13.9%	21.8%
(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all full and partial interior upgrades completed through March 31, 2023.
(3)	Inclusive of all full and partial interior upgrades completed and leased through March 31, 2023.

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	308	$859	$50	69.6%
Arbors on Forest Ridge	210	127	768	41	64.8%
Atera Apartments	380	366	816	41	59.6%
Avant at Pembroke Pines	1,520	131	1,183	47	47.6%
Brandywine I & II	632	168	1,040	43	50.1%
Creekside at Matthews	240	125	1,087	55	60.7%
Cutter's Point	196	137	754	46	73.1%
Estates on Maryland	330	29	1,097	35	38.3%
Madera Point	256	157	899	28	36.7%
Radbourne Lake	225	224	717	40	66.9%
Rockledge Apartments	708	612	821	40	58.5%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Silverbrook	642	377	736	49	79.4%
Six Forks Station	323	205	1,096	55	60.2%
Summers Landing	196	83	839	50	71.5%
Summit at Sabal Park	252	248	998	40	48.1%
The Adair	232	11	1,100	45	49.1%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	133	1,089	45	49.6%
Timber Creek	352	137	765	45	70.6%
Venue at 8651	333	248	769	47	72.7%
Versailles	388	302	872	50	68.5%
Versailles II	242	135	906	31	40.7%
Total/Weighted Average	9,097	4,914	$864	$47	65.6%

(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all kitchen and laundry appliance upgrades completed through March 31, 2023.
(3)	Inclusive of all kitchen and laundry appliance upgrades completed and leased through March 31, 2023.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Vista	248	248	970	40	39.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter's Point	196	196	1,400	45	31.3%
Fairways of San Marcos	352	352	901	40	42.3%
Madera Point	256	256	1,283	45	34.1%
Old Farm	734	734	928	45	47.2%
Radbourne Lake	225	225	630	35	51.4%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Silverbrook	642	642	1,308	45	33.5%
Six Forks Station	323	323	844	35	38.4%
Stone Creek at Old Farm	190	190	909	45	48.2%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Verandas at Lake Norman	264	264	954	65	69.8%
Timber Creek	352	352	1,299	45	33.7%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%
Total/Weighted Average	10,423	10,423	$1,165	$45	37.4%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Bella Solara	320	—	TBD	TBD	TBD
Bloom	528	—	TBD	TBD	TBD
Estates on Maryland	330	—	TBD	TBD	TBD
Hight House at Cary	302	—	TBD	TBD	TBD
Residences at West Place	342	—	TBD	TBD	TBD
Rockledge Apartments	708	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD
The Venue on Camelback	415	—	TBD	TBD	TBD
Torreyana Apartments	316	—	TBD	TBD	TBD
Total/Weighted Average Planned	4,487	—	TBD	TBD	TBD

(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all smart home technology package upgrades completed through March 31, 2023.
(3)	Inclusive of all smart home technology package upgrades completed and leased through March 31, 2023.

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of March 31, 2023 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal (1)	Interest Rate (2)	Maturity Date
Arbors on Forest Ridge	Floating	120	$19,184	6.18%	12/1/2032
Cutter's Point	Floating	120	21,524	6.18%	12/1/2032
Silverbrook	Floating	120	46,088	6.18%	12/1/2032
The Summit at Sabal Park	Floating	120	30,826	6.18%	12/1/2032
Courtney Cove	Floating	120	36,146	6.18%	12/1/2032
The Preserve at Terrell Mill	Floating	120	71,098	6.18%	12/1/2032
Versailles	Floating	120	40,247	6.18%	12/1/2032
Seasons 704 Apartments	Floating	120	33,132	6.18%	12/1/2032
Madera Point	Floating	120	34,457	6.18%	12/1/2032
Venue at 8651	Floating	120	18,690	6.18%	12/1/2032
The Venue on Camelback	Floating	84	42,788	6.81%	2/1/2033
Timber Creek	Floating	84	24,100	6.12%	10/1/2025
Radbourne Lake	Floating	84	20,000	6.15%	10/1/2025
Sabal Palm at Lake Buena Vista	Floating	84	42,100	6.16%	9/1/2025
Cornerstone	Floating	120	46,804	6.72%	12/1/2032
Parc500	Floating	120	29,416	6.18%	12/1/2032
Rockledge Apartments	Floating	120	93,129	6.18%	12/1/2032
Atera Apartments	Floating	120	46,198	6.18%	12/1/2032
Crestmont Reserve	Floating	84	12,061	6.04%	10/1/2025
Brandywine I & II	Floating	84	43,835	6.04%	10/1/2025
Bella Vista	Floating	84	29,040	6.18%	2/1/2026
The Enclave	Floating	84	25,322	6.18%	2/1/2026
The Heritage	Floating	84	24,625	6.18%	2/1/2026
Summers Landing	Floating	84	10,109	6.04%	10/1/2025
Residences at Glenview Reserve	Floating	84	25,785	6.30%	10/1/2025
Residences at West Place	Fixed	120	33,817	4.24%	10/1/2028
Avant at Pembroke Pines	Floating	84	177,100	6.29%	9/1/2026
Arbors of Brentwood	Floating	84	34,237	6.29%	10/1/2026
Torreyana Apartments	Floating	120	50,580	6.18%	12/1/2032
Bloom	Floating	120	59,830	6.18%	12/1/2032
Bella Solara	Floating	120	40,328	6.18%	12/1/2032
Fairways at San Marcos	Floating	120	60,228	6.18%	12/1/2032
The Verandas at Lake Norman	Floating	84	34,925	6.48%	7/1/2028
Creekside at Matthews	Floating	120	29,648	6.18%	12/1/2032
Six Forks Station	Floating	120	41,180	6.35%	10/1/2031
High House at Cary	Floating	84	46,625	6.64%	1/1/2029
The Adair	Floating	84	35,115	6.60%	4/1/2029
Estates on Maryland	Floating	84	43,157	6.60%	4/1/2029
			$1,553,474
Fair market value adjustment			583
Deferred financing costs, net of accumulated amortization of $2,936			(12,526)
			$1,541,531

Held For Sale Properties
Old Farm	Floating	84	$52,886	6.54%	7/1/2024
Stone Creek at Old Farm	Floating	84	15,274	6.54%	7/1/2024
			$68,160
Deferred financing costs, net of accumulated amortization of $553			(120)
			$68,040
(1)	Mortgage debt that is non-recourse to the Company and encumbers the multifamily properties.
(2)	Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. One-month LIBOR was 4.858% and 30-Day Average SOFR was 4.630% as of March 31, 2023.

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Credit Facility

The following table contains summary information concerning the Company’s credit facility as of March 31, 2023 (dollars in thousands):

	Type	Term (months)	Outstanding Principal	Interest Rate (1)	Maturity Date
Corporate Credit Facility	Floating	36	$57,000	6.88%	6/30/2025
Deferred financing costs, net of accumulated amortization of $1,426			(1,581)
			$55,419
(1)	Interest rate is based on Term SOFR plus an applicable margin. Term SOFR as of March 31, 2023 was 4.802%.

Interest Rate Swap Agreements

As of March 31, 2023, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
June 1, 2019	June 1, 2024	KeyBank	$50,000	2.0020%
June 1, 2019	June 1, 2024	Truist	50,000	2.0020%
September 1, 2019	September 1, 2026	KeyBank	100,000	1.4620%
September 1, 2019	September 1, 2026	KeyBank	125,000	1.3020%
January 3, 2020	September 1, 2026	KeyBank	92,500	1.6090%
March 4, 2020	June 1, 2026	Truist	100,000	0.8200%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.8450%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.9530%
March 1, 2022	March 1, 2025	Truist	145,000	0.5730%
March 1, 2022	March 1, 2025	Truist	105,000	0.6140%
			$1,167,500	1.0682%	(2)
(1)	The floating rate option for the interest rate swaps is one-month LIBOR. As of March 31, 2023, one-month LIBOR was 4.858%.
(2)	Represents the weighted average fixed rate of the interest rate swaps.

The following table contains summary information regarding our forward interest rate swap (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.7980%

(1)	The floating rate option for the interest rate swap is one-month LIBOR. As of March 31, 2023, one-month LIBOR was 4.858%.
(2)	Represents the weighted average fixed rate of the forward interest rate swap.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Cap Agreements

As of March 31, 2023, the Company had the following outstanding interest rate caps outstanding that are not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Notional	Strike Rate
Sabal Palm at Lake Buena Vista	Floating	$42,100	6.20%
Residences at Glenview Reserve	Floating	25,977	4.81%
Timber Creek	Floating	24,100	4.99%
Brandywine I & II	Floating	43,835	6.82%
Radbourne Lake	Floating	20,000	6.46%
Summers Landing	Floating	10,109	6.07%
Crestmont Reserve	Floating	12,061	6.82%
Fairways at San Marcos	Floating	46,464	3.37%
The Verandas at Lake Norman	Floating	34,925	3.40%
Creekside at Matthews	Floating	31,900	4.40%
Six Forks Station	Floating	41,180	4.00%
High House at Cary	Floating	46,625	2.74%
Estates on Maryland	Floating	43,157	3.91%
The Adair	Floating	35,115	3.91%
Rockledge Apartments	Floating	93,129	6.45%
The Preserve at Terrell Mill	Floating	71,098	6.45%
Fairways at San Marcos	Floating	60,228	6.70%
Bloom	Floating	59,830	6.70%
Atera Apartments	Floating	46,198	6.45%
Silverbrook	Floating	46,088	6.45%
Torreyana Apartments	Floating	50,580	6.70%
Cornerstone	Floating	46,804	6.66%
Versailles	Floating	40,247	6.45%
Bella Solara	Floating	40,328	6.70%
Courtney Cove	Floating	36,146	6.70%
Madera Point	Floating	34,457	6.70%
Creekside at Matthews	Floating	29,648	6.45%
Parc500	Floating	29,416	6.45%
Seasons 704 Apartments	Floating	33,132	6.70%
The Summit at Sabal Park	Floating	30,826	6.70%
Cutter's Point	Floating	21,524	6.45%
Venue at 8651	Floating	18,690	6.45%
The Heritage	Floating	24,625	5.18%
The Enclave	Floating	25,322	5.18%
Bella Vista	Floating	29,040	5.18%
Arbors on Forest Ridge	Floating	19,184	6.70%
Venue on Camelback	Floating	42,788	6.07%
		$1,386,876	5.82%	(1)
(1)	Represents the weighted average cap rate of the interest rate caps.

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of March 31, 2023 for the next five calendar years subsequent to March 31, 2023 and thereafter. We used the applicable reference rates as of March 31, 2023 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)
		Total	2023	2024	2025	2026	2027	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,553,474	$226	$391	$177,373	$290,324	$-	$1,085,160
Interest expense	(1)	555,156	40,814	55,125	62,132	58,451	68,593	270,041
Total		$2,108,630	$41,040	$55,516	$239,505	$348,775	$68,593	$1,355,201

Held For Sale Property Mortgage Debt
Principal payments		$68,160	$—	$68,160	$—	$—	$—	$—
Interest expense		5,657	3,404	2,253	—	—	—	—
Total		$73,817	$3,404	$70,413	$—	$—	$—	$—

Credit Facility
Principal payments		$57,000	$—	$—	$57,000	$—	$—	$—
Interest expense		9,255	3,100	4,126	2,029	—	—	—
Total		$66,255	$3,100	$4,126	$59,029	$—	$—	$—

Total contractual obligations and commitments		$2,248,702	$47,544	$130,055	$298,534	$348,775	$68,593	$1,355,201

(1)

Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of March 31, 2023, we had entered into 10 interest rate swap transactions with a combined notional amount of $1.2 billion. We have allocated the total impact of expected settlements on the $1.2 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used the applicable reference rates as of March 31, 2023 to determine our expected settlements through the terms of the interest rate swaps.

Hedged Debt Composition (1)
Hedged/Fixed Rate Debt
Unhedged Floating Rate Debt
28%
72%

(1)

As of March 31, 2023, we had total indebtedness of $1.7 billion at an adjusted weighted average interest rate of 3.57%, of which $1.6 billion was debt with a floating interest rate. As of March 31, 2023, interest rate swap agreements effectively covered 74% of our $1.6 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 1.0682% for one-month LIBOR on the $1.2 billion notional amount of interest rate swap agreements that we have entered into as of March 31, 2023, which effectively fix the interest rate on $1.2 billion of our floating rate debt outstanding.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)
Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, Texas	210	1/31/2014	$12,805	$1,449	$14,254	$67,876
Cutter's Point	Richardson, Texas	196	1/31/2014	15,845	1,379	17,224	87,878
Silverbrook	Grand Prairie, Texas	642	1/31/2014	30,400	1,662	32,062	49,941
The Summit at Sabal Park	Tampa, Florida	252	8/20/2014	19,050	1,655	20,705	82,163
Courtney Cove	Tampa, Florida	324	8/20/2014	18,950	1,635	20,585	63,534
Timber Creek	Charlotte, North Carolina	352	9/30/2014	22,750	1,437	24,187	68,713
Radbourne Lake	Charlotte, North Carolina	225	9/30/2014	24,250	3,947	28,197	125,320
Sabal Palm at Lake Buena Vista	Orlando, Florida	400	11/5/2014	49,500	1,346	50,846	127,115
Cornerstone	Orlando, Florida	430	1/15/2015	31,550	2,610	34,160	79,442
The Preserve at Terrell Mill	Marietta, Georgia	752	2/6/2015	58,000	6,688	64,688	86,021
Versailles	Dallas, Texas	388	2/26/2015	26,165	3,997	30,162	77,737
Seasons 704 Apartments	West Palm Beach, Florida	222	4/15/2015	21,000	1,900	22,900	103,153
Madera Point	Mesa, Arizona	256	8/5/2015	22,525	1,808	24,333	95,051
Venue at 8651	Fort Worth, Texas	333	10/30/2015	19,250	4,626	23,876	71,700
Parc500	West Palm Beach, Florida	217	7/27/2016	22,421	5,082	27,503	126,742
The Venue on Camelback	Phoenix, Arizona	415	10/11/2016	44,600	6,018	50,618	121,971
Old Farm	Houston, Texas	734	12/29/2016	84,721	1,135	85,856	116,970
Stone Creek at Old Farm	Houston, Texas	190	12/29/2016	23,332	462	23,794	125,232
Rockledge Apartments	Marietta, Georgia	708	6/30/2017	113,500	2,961	116,461	164,493
Atera Apartments	Dallas, Texas	380	10/25/2017	59,200	7,685	66,885	176,013
Crestmont Reserve	Dallas, Texas	242	9/26/2018	24,680	3,721	28,401	117,360
Brandywine I & II	Nashville, Tennessee	632	9/26/2018	79,800	2,843	82,643	130,764
Bella Vista	Phoenix, Arizona	248	1/28/2019	48,400	7,787	56,187	226,560
The Enclave	Tempe, Arizona	204	1/28/2019	41,800	3,414	45,214	221,637
The Heritage	Phoenix, Arizona	204	1/28/2019	41,900	2,608	44,508	218,176
Summers Landing	Fort Worth, Texas	196	6/7/2019	19,396	2,660	22,056	112,531
Residences at Glenview Reserve	Nashville, Tennessee	360	7/17/2019	45,000	2,980	47,980	133,278
Residences at West Place	Orlando, Florida	342	7/17/2019	55,000	5,695	60,695	177,471
Avant at Pembroke Pines	Pembroke Pines, Florida	1,520	8/30/2019	322,000	4,129	326,129	214,559
Arbors of Brentwood	Nashville, Tennessee	346	9/10/2019	62,250	32,583	94,833	274,084
Torreyana Apartments	Las Vegas, Nevada	316	11/22/2019	68,000	4,248	72,248	228,633
Bloom	Las Vegas, Nevada	528	11/22/2019	106,500	2,771	109,271	206,953
Bella Solara	Las Vegas, Nevada	320	11/22/2019	66,500	4,786	71,286	222,769
Fairways at San Marcos	Chandler, Arizona	352	11/2/2020	84,480	3,642	88,122	250,347
The Verandas at Lake Norman	Charlotte, North Carolina	264	6/30/2021	63,500	4,366	67,866	257,068
Creekside at Matthews	Charlotte, North Carolina	240	6/30/2021	63,500	4,628	68,128	283,867
Six Forks Station	Raleigh, North Carolina	323	9/10/2021	58,000	3,943	61,943	191,774
High House at Cary	Cary, North Carolina	302	12/7/2021	74,760	6,431	81,191	268,844
The Adair	Sandy Springs, Georgia	232	4/1/2022	93,250	1,677	94,927	409,168
Estates on Maryland	Phoenix, Arizona	330	4/1/2022	77,900	4,636	82,536	250,109
Total/Weighted Average		15,127		$2,216,430	$169,030	$2,385,460	$157,696
(1)	Only includes properties owned as of March 31, 2023.
(2)	Includes interior and exterior rehab.

NXRT.NEXPOINT.COM	Page 25

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)
Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Dayton Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, Virginia	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, Tennessee	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, Tennessee	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, Texas	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, Tennessee	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, Tennessee	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, Texas	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Total/Weighted Average		8,643	$589,594	$951,925	$110,138		$939,405	$375,767
(1)	Represents sales price, net of closing costs.
(2)	The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties. NOI is calculated by adjusting net income (loss) to add back (1) interest expense (2) advisory and administrative fees, (3) the impact of depreciation and amortization expenses, (4) corporate general and administrative expenses, (5) other gains and losses that are specific to us including loss on extinguishment of debt and modification costs, (6) casualty-related expenses/(recoveries) and casualty gains (losses) and (7) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, if applicable, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the amount attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are either not likely to occur on a regular basis or are otherwise not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts   FFO to remove items such as gain on extinguishment of debt and modification costs, casualty-related expenses/and recoveries and gains (losses), the amortization of deferred financing costs incurred in connection with obtaining short-term debt financing and the noncontrolling interests (as described above) related to these items.

AFFO makes certain adjustments to Core FFO. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the amortization of deferred financing costs incurred in connection with obtaining long-term debt financing and the noncontrolling interests related to these items.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades and green improvements from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of real estate investment trusts (“REITs”) among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	Q1 2023	Q1 2022
Total mortgage debt	$1,621,634	$1,280,765
Credit facilities	57,000	335,000
Total Debt	1,678,634	1,615,765
Adjustments to arrive at net debt:
Cash and cash equivalents	(14,142)	(99,538)
Restricted cash held for value-add upgrades and green improvements	(6,988)	(14,057)
Net Debt	$1,657,504	$1,502,170
Enterprise Value (1)	$2,777,504	$3,823,170
Leverage Ratio	60%	39%

(1)	Enterprise Value is calculated as Market Capitalization plus Net Debt.

Guidance Reconciliations of NOI, Same Store NOI, NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI to net income (loss) (the most directly comparable GAAP financial measure) for the periods presented below (in thousands):

		For the Year Ended December 31, 2023	For the Three Months Ended June 30, 2023
		Mid-Point (1)	Mid-Point (1)
Net income (loss)		$26,085	$35,836
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees		7,610	1,893
Corporate general and administrative expenses		16,172	4,268
Property general and administrative expenses	(2)	1,243	757
Depreciation and amortization		95,707	24,676
Interest expense		64,192	16,231
Casualty-related recoveries		814	—
Loss on extinguishment of debt and modification costs		672	794
Gain on sales of real estate		(42,808)	(42,808)
NOI	(3)	$169,687	$41,647
Less Non-Same Store
Revenues	(4)	(18,077)
Operating expenses	(4)	7,738
Same Store NOI	(4)	$159,348

(1)

Mid-Point estimates shown for full year and second quarter 2023 guidance. Assumptions made for full year and second quarter 2023 NOI guidance include the Same Store operating growth projections included in the “2023 Full Year Guidance Summary” section of this release and the effect of the acquisition and dispositions throughout the fiscal year.

(2)

Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

(3)	FY 2023 NOI Guidance considers the forecast dispositions of Old Farm and Stone Creek at Old Farm, and considers a commensurate volume of capital recycling.
(4)	Year-over-year growth for the Full Year 2023 pro forma Same Store pool (36 properties).

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our NOI to our net income (loss) for the years ended December 31, 2022 and 2021 and the three months ended December 31, 2022 (in thousands):

		For the Year Ended December 31,		For the Three Months Ended December 31,
		2022	2021	2022
Net income (loss)		$(9,291)	$23,106	$3,802
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees		7,547	7,631	1,932
Corporate general and administrative expenses		14,670	11,966	3,554
Casualty-related expenses/(recoveries)	(1)	1,119	(199)	456
Casualty gains		(2,506)	(2,595)	(2,149)
Property general and administrative expenses	(2)	3,600	2,655	1,191
Depreciation and amortization		97,648	86,878	23,158
Interest expense		50,587	44,623	15,783
Loss on extinguishment of debt and modification costs		8,734	912	8,734
Gain on sales of real estate		(14,684)	(46,214)	(14,684)
NOI		$157,424	$128,763	$41,777
(1)	Adjustment to net income to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)

Adjustment to net income to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net income (loss) (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2023 (in thousands, except per share data):

For the Year Ended December 31, 2023
Mid-Point
Net income	$26,085
Depreciation and amortization	95,707
Gain on sales of real estate	(42,808)
Adjustment for noncontrolling interests	(255)
FFO attributable to common stockholders	78,729
FFO per share - diluted (1)	$3.02

Loss on extinguishment of debt and modification costs	672
Casualty-related recoveries	(892)
Amortization of deferred financing costs - acquisition term notes	1,279
Core FFO attributable to common stockholders	79,788
Core FFO per share - diluted (1)	$3.06

Amortization of deferred financing costs - long term debt	1,829
Equity-based compensation expense	9,438
Adjustment for noncontrolling interests	(38)
AFFO attributable to common stockholders	91,017
AFFO per share - diluted (1)	$3.49

Weighted average common shares outstanding - diluted	26,109
(1)	For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 26.2 million for the full year 2023.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our calculations of FFO, Core FFO and AFFO to net income, the most directly comparable GAAP financial measure, for the years ended December 31, 2022 and 2021 (in thousands, except per share amounts):

		For the Year Ended December 31,
		2022	2021
Net income (loss)		$(9,291)	$23,106
Depreciation and amortization		97,648	86,878
Gain on sales of real estate		(14,684)	(46,214)
Adjustment for noncontrolling interests		(276)	(191)
FFO attributable to common stockholders		73,397	63,579

FFO per share - basic		$2.87	$2.53
FFO per share - diluted		$2.81	$2.47

Loss on extinguishment of debt and modification costs		8,734	912
Casualty-related expenses/(recoveries)		1,119	(200)
Casualty gains		(2,506)	(2,595)
Pandemic expense	(1)	4	50
Amortization of deferred financing costs - acquisition term notes		1,083	737
Adjustment for noncontrolling interests		(31)	4
Core FFO attributable to common stockholders		81,800	62,487

Core FFO per share - basic		$3.19	$2.48
Core FFO per share - diluted		$3.13	$2.43

Amortization of deferred financing costs - long term debt		1,696	1,460
Equity-based compensation expense		7,911	6,997
Adjustment for noncontrolling interests		(37)	(25)
AFFO attributable to common stockholders		91,370	70,919

AFFO per share - basic		$3.57	$2.82
AFFO per share - diluted		$3.49	$2.75

Weighted average common shares outstanding - basic		25,610	25,170
Weighted average common shares outstanding - diluted		26,152	25,760
(1)	Represents additional cleaning, disinfecting and other costs incurred at the properties related to COVID-19 that are not reflective of the continuing operations of the properties.

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